Policyholder liabilities and unallocated surplus	12 Months Ended
Dec. 31, 2017
Policyholder liabilities and unallocated surplus
Policyholder liabilities and unallocated surplus

C4  Policyholder liabilities and unallocated surplus

The note provides information of policyholder liabilities and unallocated surplus of with-profits funds held on the Group's statement of financial position:

C4.1 Movement and duration of liabilities

C4.1(a) Group overview

(i)	Analysis of movements in policyholder liabilities and unallocated surplus of with-profits funds

	Insurance operations
	Asia note C4.1(b)	US note C4.1(c)	UK and Europe note C4.1(d)	Total

	£m	£m	£m	£m
At 1 January 2016	48,778	138,913	152,893	340,584

Comprising:

—Policyholder liabilities on the consolidated statement of financial position	41,255	138,913	142,350	322,518
—Unallocated surplus of with-profits funds on the consolidated statement of financial position	2,553	—	10,543	13,096
—Group's share of policyholder liabilities of joint ventures and associate§	4,970	—	—	4,970

Reclassification of Korea life business as held for sale*	(2,812)	—	—	(2,812)
Net flows:
Premiums	9,639	14,766	11,129	35,534
Surrenders	(2,299)	(7,872)	(6,821)	(16,992)
Maturities/deaths	(1,558)	(1,696)	(6,835)	(10,089)

Net flows	5,782	5,198	(2,527)	8,453
Shareholders' transfers post-tax	(44)	—	(215)	(259)
Investment-related items and other movements	2,005	5,690	18,626	26,321
Foreign exchange translation differences	9,075	27,825	527	37,427

As at 31 December 2016/1 January 2017	62,784	177,626	169,304	409,714

Comprising:

—Policyholder liabilities on the consolidated statement of financial position¶	53,716	177,626	157,654	388,996
—Unallocated surplus of with-profits funds on the consolidated statement of financial position	2,667	—	11,650	14,317
—Group's share of policyholder liabilities of joint ventures and associate§	6,401	—	—	6,401

Net flows:
Premiums	11,863	15,219	14,810	41,892
Surrenders	(3,079)	(10,017)	(6,939)	(20,035)
Maturities/deaths	(1,909)	(2,065)	(7,135)	(11,109)

Net flows	6,875	3,137	736	10,748
Shareholders' transfers post-tax	(54)	—	(233)	(287)
Investment-related items and other movements	8,182	16,251	11,146	35,579
Foreign exchange translation differences	(3,948)	(16,290)	113	(20,125)

At 31 December 2017	73,839	180,724	181,066	435,629
Comprising:

—Policyholder liabilities on the consolidated statement of financial position¶	62,898	180,724	167,589	411,211
(excludes £32 million classified as unallocated to a segment)
—Unallocated surplus of with-profits funds on the consolidated statement of financial position	3,474	—	13,477	16,951
—Group's share of policyholder liabilities of joint ventures and associate§	7,467	—	—	7,467

Average policyholder liability balances†
2017	65,241	179,175	162,622	407,038
2016	51,765	158,270	150,003	360,038

*

The reclassification of Korea life business as held for sale reflects the value of policyholder liabilities held at 1 January 2016. No other amounts are shown within the 2016 analysis above in respect of Korea.

†	Averages have been based on opening and closing balances and adjusted for acquisitions, disposals and corporate transactions in the year and exclude unallocated surplus of with-profits funds.
§

The Group's investment in joint ventures and associates are accounted for on an equity method basis in the Group's balance sheet. The Group's share of the policyholder liabilities as shown above relate to life businesses in China, India and of the Takaful business in Malaysia.

¶

The policyholder liabilities of the Asia insurance operations of £62,898 million (2016: £53,716 million), shown in the table above, is after deducting the intra-group reinsurance liabilities ceded by the UK and Europe insurance operations of £1,235 million (2016: £1,302 million) to the Hong Kong with-profits business. Including this amount total Asia policyholder liabilities are £64,133 million (2016: £55,018 million).

The items above represent the amount attributable to changes in policyholder liabilities and unallocated surplus of with-profits funds as a result of each of the components listed. The policyholder liabilities shown include investment contracts without discretionary participation features (as defined in IFRS 4) and their full movement in the year but exclude liabilities that have not been allocated to a reporting segment. The items above are shown gross of external reinsurance.

The analysis includes the impact of premiums, claims and investment movements on policyholders' liabilities. The impact does not represent premiums, claims and investment movements as reported in the income statement. For example, the premiums shown above will exclude any deductions for fees/charges. Claims (surrenders, maturities and deaths) represent the policyholder liabilities provision released rather than the claim amount paid to the policyholder.

(ii)	Analysis of movements in policyholder liabilities for shareholder-backed business

	Shareholder-backed business
	Asia	US	UK and Europe	Total

	£m	£m	£m	£m
At 1 January 2016	27,844	138,913	52,824	219,581
Reclassification of Korea life business as held for sale*	(2,812)	—	—	(2,812)
Net flows:
Premiums	4,749	14,766	1,842	21,357
Surrenders	(1,931)	(7,872)	(2,967)	(12,770)
Maturities/deaths	(732)	(1,696)	(2,521)	(4,949)

Net flowsnote(a)	2,086	5,198	(3,646)	3,638
Investment-related items and other movements	1,116	5,690	6,980	13,786
Foreign exchange translation differences	4,617	27,825	—	32,442

At 31 December 2016/1 January 2017	32,851	177,626	56,158	266,635

Comprising:

— Policyholder liabilities on the consolidated statement of financial position	26,450	177,626	56,158	260,234
— Group's share of policyholder liabilities relating to joint ventures and associate	6,401	—	—	6,401

Net flows:
Premiums	6,064	15,219	2,283	23,566
Surrenders	(2,755)	(10,017)	(2,433)	(15,205)
Maturities/deaths	(1,008)	(2,065)	(2,571)	(5,644)

Net flowsnote(a)	2,301	3,137	(2,721)	2,717
Investment-related items and other movements	3,797	16,251	2,930	22,978
Foreign exchange translation differences	(1,547)	(16,290)	—	(17,837)

At 31 December 2017	37,402	180,724	56,367	274,493

Comprising:

— Policyholder liabilities on the consolidated statement of financial position	29,935	180,724	56,367	267,026
(excludes £32 million classified as unallocated to a segment)
— Group's share of policyholder liabilities relating to joint ventures and associate	7,467	—	—	7,467

*

The reclassification of Korea life business as held for sale reflects the value of policyholder liabilities held at 1 January 2016. No other amounts are shown within the 2016 analysis above in respect of Korea.

Note
(a)	Including net flows of the Group's insurance joint ventures and associate.

(iii)	Movement in insurance contract liabilities and unallocated surplus of with-profits funds

Further analysis of the movement in the year of the Group's insurance contract liabilities, gross and reinsurance share, and unallocated surplus of with-profits funds is provided below:

	Insurance contract liabilities
			Unallocated surplus of with- profits funds
	Gross	Reinsurers' share

	£m	£m	£m
At 1 January 2016	260,753	6,992	13,096
Income and expense included in the income statement and other comprehensive income	20,210	752	768
Foreign exchange translation differences	35,472	1,221	453

At 31 December 2016/1 January 2017	316,435	8,965	14,317
Income and expense included in the income statement and other comprehensive income	31,142	422	2,949
Foreign exchange translation differences	(19,405)	(667)	(315)

At 31 December 2017	328,172	8,720	16,951

(iv)	Reinsurers' share of insurance contract liabilities

	Asia	US	UK and Europe	Unallocated to a segment	2017	2016

					£m	£m
Insurance contract liabilities	1,912	5,672	1,136	—	8,720	8,965
Claims outstanding	48	752	150	3	953	1,086

	1,960	6,424	1,286	3	9,673	10,051

The Group cedes certain business to other insurance companies. Although the ceding of insurance does not relieve the Group from its liability to its policyholders, the Group participates in such agreements for the purpose of managing its loss exposure. The Group evaluates the financial condition of its reinsurers and monitors concentration of credit risk from similar geographic regions, activities or economic characteristics of the reinsurers to minimise its exposure from reinsurer insolvencies. Of the reinsurers' share of insurance contract liabilities balance of £9,673 million at 31 December 2017 (2016: £10,051 million), 80 per cent (2016: 85 per cent) were ceded by the Group's UK and Europe and US operations, of which 96 per cent (2016: 96 per cent) of the balance were from reinsurers with Standard & Poor's rating A- and above.

The reinsurance asset for Jackson as shown in the table above primarily relates to certain fully collateralised former REALIC business retained by Swiss Re through 100 per cent reinsurance agreements. Apart from the reinsurance of REALIC business, the principal reinsurance ceded by Jackson outside the Group is on term-life insurance, direct and assumed accident and health business and GMIB variable annuity guarantees. Net commissions received on ceded business and claims incurred ceded to external reinsurers totalled £28 million and £526 million respectively during 2017 (2016: £38 million and £500 million respectively). There were no deferred gains or losses on reinsurance contracts in either 2017 or 2016.

In each of 2017, 2016 and 2015, the Group's UK and Europe insurance business entered into longevity reinsurance transactions on certain aspects of the UK's annuity liabilities. Further information on these transactions is provided in note B3(c). The gains and losses recognised in profit and loss for the other reinsurance contracts written in the year were immaterial.

C4.1(b)  Asia insurance operations

(i)	Analysis of movements in policyholder liabilities and unallocated surplus of with-profits funds

A reconciliation of the total policyholder liabilities and unallocated surplus of with-profits funds of Asia insurance operations from the beginning of the year to the end of the year is as follows:

	With-profits business	Unit-linked liabilities	Other business	Total

	£m	£m	£m	£m
At 1 January 2016	20,934	15,966	11,878	48,778
Comprising:

—Policyholder liabilities on the consolidated statement of financial position	18,381	13,355	9,519	41,255
—Unallocated surplus of with-profits funds on the consolidated statement of financial position	2,553	—	—	2,553
—Group's share of policyholder liabilities relating to joint ventures and associate‡	—	2,611	2,359	4,970

Reclassification of Korea life business as held for sale*	—	(2,187)	(625)	(2,812)
Premiums
New business	1,701	921	767	3,389
In-force	3,189	1,447	1,614	6,250

	4,890	2,368	2,381	9,639
Surrendersnote(c)	(368)	(1,641)	(290)	(2,299)
Maturities/deaths	(826)	(78)	(654)	(1,558)

Net flowsnote(b)	3,696	649	1,437	5,782
Shareholders' transfers post-tax	(44)	—	—	(44)
Investment-related items and other movements	889	621	495	2,005
Foreign exchange translation differencesnote(a)	4,458	2,458	2,159	9,075

At 31 December 2016/1 January 2017	29,933	17,507	15,344	62,784

Comprising:

—Policyholder liabilities on the consolidated statement of financial position	27,266	14,289	12,161	53,716
—Unallocated surplus of with-profits funds on the consolidated statement of financial position	2,667	—	—	2,667
—Group's share of policyholder liabilities relating to joint ventures and associate‡	—	3,218	3,183	6,401

Premiums
New business	1,143	1,298	999	3,440
In-force	4,656	1,637	2,130	8,423

	5,799	2,935	3,129	11,863
Surrendersnote(c)	(324)	(2,288)	(467)	(3,079)
Maturities/deaths	(901)	(150)	(858)	(1,909)

Net flowsnote(b)	4,574	497	1,804	6,875
Shareholders' transfers post-tax	(54)	—	—	(54)
Investment-related items and other movementsnote(d)	4,385	2,830	967	8,182
Foreign exchange translation differencesnote(a)	(2,401)	(807)	(740)	(3,948)

At 31 December 2017note(b)	36,437	20,027	17,375	73,839

Comprising:

—Policyholder liabilities on the consolidated statement of financial position§	32,963	16,263	13,672	62,898
—Unallocated surplus of with-profits funds on the consolidated statement of financial position	3,474	—	—	3,474
—Group's share of policyholder liabilities relating to joint ventures and associate‡	—	3,764	3,703	7,467

Average policyholder liability balances†
2017	30,115	18,767	16,359	65,241
2016	22,823	15,643	13,299	51,765

*

The reclassification of Korea life business as held for sale reflects the value of policyholder liabilities held at 1 January 2016. No other amounts are shown within the 2016 analysis above in respect of Korea.

†	Averages have been based on opening and closing balances and adjusted for acquisitions and disposals in the year and exclude unallocated surplus of with-profits funds.
‡

The Group's investment in joint ventures and associate are accounted for on an equity method basis and the Group's share of the policyholder liabilities as shown above relate to the life businesses in China, India and of the Takaful business in Malaysia.

§

The policyholder liabilities of the with-profits business of £32,963 million, shown in the table above, is after deducting the intra-group reinsurance liabilities ceded by UK and Europe insurance operations of £1,235 million to the Hong Kong with-profits business (2016: £1,302 million). Including this amount the Asia with-profits policyholder liabilities are £34,198 million.

Notes
(a)

Movements in the year have been translated at the average exchange rates for the year. The closing balance has been translated at the closing spot rates as at the end of the year. Differences upon retranslation are included in foreign exchange translation differences.

(b)	Net flows have increased by £1,093 million to £6,875 million in 2017 predominantly reflecting continued growth of the in-force book and increased flows from new business.
(c)

Investment-related items and other movements for 2017 principally represent equity market gains and falls in bond yields during the year, in a number of business units with the greatest impact being on with-profits and unit-linked business.

(ii)	Duration of liabilities

The table below shows the carrying value of policyholder liabilities and the maturity profile of the cash flows on a discounted basis for 2017 and 2016, taking account of expected future premiums and investment returns:

	2017	2016

	£m	£m
Policyholder liabilities	62,898	53,716

Expected maturity:	2017%	2016%
0 to 5 years	21	23
5 to 10 years	19	20
10 to 15 years	16	16
15 to 20 years	12	11
20 to 25 years	10	9
Over 25 years	22	21

(iii)	Summary policyholder liabilities (net of reinsurance) and unallocated surplus

At 31 December 2017, the policyholder liabilities and unallocated surplus for Asia operations excluding joint ventures and after deducting intra-group reinsurance liabilities ceded by UK and Europe of £66,372 million (2016: £56,383 million), net of external reinsurance of £1,961 million (2016: £1,539 million), , comprised the following:

	2017	2016

	£m	£m
Hong Kong	29,411	23,852
Indonesia	3,762	3,405
Malaysia	5,014	4,332
Singapore	17,432	15,324
Taiwan	3,729	3,504
Other operations	5,062	4,427

Total Asia operations	64,410	54,844

C4.1(c)  US insurance operations

(i)	Analysis of movements in policyholder liabilities

A reconciliation of the total policyholder liabilities of US insurance operations from the beginning of the year to the end of the year is as follows:

US insurance operations

	Variable annuity separate account liabilities	Fixed annuity, GIC and other business	Total

	£m	£m	£m
At 1 January 2016	91,022	47,891	138,913

Premiums	10,232	4,534	14,766
Surrenders	(5,036)	(2,836)	(7,872)
Maturities/deaths	(803)	(893)	(1,696)

Net flowsnote(b)	4,393	805	5,198
Transfers from general to separate account	1,164	(1,164)	—
Investment-related items and other movements	5,246	444	5,690
Foreign exchange translation differencesnote(a)	18,586	9,239	27,825

At 31 December 2016/1 January 2017	120,411	57,215	177,626

Premiums	11,529	3,690	15,219
Surrenders	(6,997)	(3,020)	(10,017)
Maturities/deaths	(1,026)	(1,039)	(2,065)

Net flowsnote(b)	3,506	(369)	3,137
Transfers from general to separate account	2,096	(2,096)	—
Investment-related items and other movementsnote(c)	15,956	295	16,251
Foreign exchange translation differencesnote(a)	(11,441)	(4,849)	(16,290)

At 31 December 2017	130,528	50,196	180,724

Average policyholder liability balances*
2017	125,469	53,706	179,175
2016	105,717	52,553	158,270

*	Averages have been based on opening and closing balances.
Notes
(a)

Movements in the year have been translated at an average rate of US$1.29/£1.00 (2016: US$1.35/£1.00). The closing balances have been translated at closing rate of US$1.35/£1.00 (2016: US$1.24/£1.00). Differences upon retranslation are included in foreign exchange translation differences.

(b)	Net flows were £3,137 million in 2017, reflecting continued strong inflows into the variable annuity business.
(c)

Positive investment-related items and other movements in variable annuity separate account liabilities of £15,956 million for 2017 primarily reflects the increases in equities and bond values during the year. Fixed annuity, GIC and other business investment and other movements of £295 million primarily reflect the increase in guarantee reserve in the year.

(ii)	Duration of liabilities

The table below shows the carrying value of policyholder liabilities and maturity profile of the cash flows on a discounted basis for 2017 and 2016:

	2017						2016
	Fixed annuity and other business (including GICs and similar contracts)		Variable annuity separate account liabilities		Total		Fixed annuity and other business (including GICs and similar contracts)		Variable annuity separate account liabilities		Total

	£m		£m		£m		£m		£m		£m
Policyholder liabilities	50,196		130,528		180,724		57,215		120,411		177,626

		%		%		%		%		%		%

Expected maturity:
0 to 5 years	50		42		44		49		43		45
5 to 10 years	25		29		28		26		29		28
10 to 15 years	12		15		14		11		14		14
15 to 20 years	7		8		8		7		8		7
20 to 25 years	3		4		4		3		4		3
Over 25 years	3		2		2		4		2		3

(iii)	Aggregate account values

The table below shows the distribution of account values for fixed annuities (fixed interest rate and fixed index), the fixed account portion of variable annuities, and interest-sensitive life business within the range of minimum guaranteed interest rates as described in note C4.2(b) as at 31 December 2017 and 2016:

	Fixed annuities and the fixed account portion of variable annuities		Interest- sensitive life business
Minimum guaranteed interest rate	2017	2016	2017	2016

	£m	£m	£m	£m
> 0% - 1.00%	6,887	7,765	—	—
> 1.0% - 2.0%	7,385	8,718	—	—
> 2.0% - 3.0%	9,799	11,249	221	243
> 3.0% - 4.0%	1,272	1,456	2,341	2,675
> 4.0% - 5.0%	1,744	1,954	2,059	2,333
> 5.0% - 6.0%	220	247	1,651	1,839

Total	27,307	31,389	6,272	7,090

C4.1(d)  UK and Europe insurance operations

(i)	Analysis of movements in policyholder liabilities and unallocated surplus of with-profits funds

A reconciliation of the total policyholder liabilities and unallocated surplus of with-profits funds of UK and Europe insurance operations from the beginning of the year to the end of the year is as follows:

		Shareholder-backed funds and subsidiaries
	With-profits sub-funds**	Unit-linked liabilities	Annuity and other long-term business	Total

	£m	£m	£m	£m
At 1 January 2016	100,069	21,442	31,382	152,893
Comprising:

—Policyholder liabilities	89,526	21,442	31,382	142,350
—Unallocated surplus of with-profits funds	10,543	—	—	10,543

Premiums	9,287	1,227	615	11,129
Surrenders	(3,854)	(2,889)	(78)	(6,821)
Maturities/deaths	(4,314)	(583)	(1,938)	(6,835)

Net flowsnote(a)	1,119	(2,245)	(1,401)	(2,527)
Shareholders' transfers post-tax	(215)	—	—	(215)
Switches	(152)	152	—	—
Investment-related items and other movements	11,798	2,770	4,058	18,626
Foreign exchange translation differences	527	—	—	527

At 31 December 2016/1 January 2017	113,146	22,119	34,039	169,304

Comprising:

—Policyholder liabilities	101,496	22,119	34,039	157,654
—Unallocated surplus of with-profits funds	11,650	—	—	11,650

Premiums	12,527	1,923	360	14,810
Surrenders	(4,506)	(2,342)	(91)	(6,939)
Maturities/deaths	(4,564)	(612)	(1,959)	(7,135)

Net flowsnote(a)	3,457	(1,031)	(1,690)	736
Shareholders' transfers post-tax	(233)	—	—	(233)
Switches	(192)	192	—	—
Investment-related items and other movementsnote(b)	8,408	1,865	873	11,146
Foreign exchange translation differences	113	—	—	113

At 31 December 2017	124,699	23,145	33,222	181,066

Comprising:

—Policyholder liabilities	111,222	23,145	33,222	167,589
—Unallocated surplus of with-profits funds	13,477	—	—	13,477

Average policyholder liability balances*
2017	106,359	22,632	33,631	162,622
2016	95,511	21,781	32,711	150,003

*	Averages have been based on opening and closing balances and exclude unallocated surplus of with-profits funds.
**	Includes the Scottish Amicable Insurance Fund.
Notes
(a)

Net flows improved from negative £(2,527) million in 2016 to positive £736 million in 2017, due primarily to higher premium flows into our with-profits funds following increased sales into with-profits savings and retirement products. This has been offset by lower premiums into our annuity business following our withdrawal from this market in the UK. The level of inflows/outflows for unit-linked business remains subject to annual variation as it is driven by corporate pension schemes with transfers in or out from a small number of schemes influencing the level of flows in the period.

(b)	Investment-related items and other movements of £11,146 million principally comprise investment return attributable to policyholders earned in the period reflecting favourable equity market movements.

(ii)	Duration of liabilities

With the exception of most unitised with-profits bonds and other whole of life contracts, the majority of the contracts of UK and Europe insurance operations have a contract term. In effect, the maturity term of the other contracts reflects the earlier of death, maturity, or the policy lapsing. In addition, as described in note A3.1, with-profits contract liabilities include projected future bonuses based on current investment values. The actual amounts payable will vary with future investment performance of SAIF and the WPSF.

The following tables show the carrying value of the policyholder liabilities and the maturity profile of the cash flows, on a discounted basis for 2017 and 2016:

	2017
	With-profits business			Annuity business (Insurance contracts)			Other			Total
	Insurance contracts	Investment contracts	Total	Non-profit annuities within WPSF	Shareholder— backed annuity	Total	Insurance contracts	Investments contracts	Total

	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
Policyholder liabilities	38,285	62,328	100,613	10,609	32,572	43,181	6,714	17,081	23,795	167,589

2017%

Expected maturity:
0 to 5 years	33	37	36	31	26	27	41	31	34	34
5 to 10 years	23	27	25	24	23	23	26	22	23	25
10 to 15 years	16	17	17	17	18	18	15	18	17	17
15 to 20 years	11	10	10	11	13	13	9	13	12	11
20 to 25 years	7	4	5	7	9	9	5	8	7	6
over 25 years	10	5	7	10	11	10	4	8	7	7

2016

	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
Policyholder liabilities	37,848	52,495	90,343	11,153	33,881	45,034	6,111	16,166	22,277	157,654

2016%

Expected maturity:
0 to 5 years	37	37	37	29	25	26	40	34	37	34
5 to 10 years	23	29	26	24	22	23	23	23	23	25
10 to 15 years	15	16	16	18	18	18	12	17	15	17
15 to 20 years	9	10	10	12	14	13	7	12	10	11
20 to 25 years	7	4	5	7	9	9	4	7	6	6
over 25 years	9	4	6	10	12	11	14	7	9	7

–

The cash flow projections of expected benefit payments used in the maturity profile table above are from value of in-force business and exclude the value of future new business, including future vesting of internal pension contracts.

–	Benefit payments do not reflect the pattern of bonuses and shareholder transfers in respect of the with-profits business.
–	Shareholder-backed annuity business includes the ex-PRIL and the legacy PAC shareholder annuity business.
–	Investment contracts under 'Other' comprise certain unit-linked and similar contracts accounted for under IAS 39 and IAS 18.
–

For business with no maturity term included within the contracts; for example, with-profits investment bonds such as Prudence Bonds, an assumption is made as to likely duration based on prior experience.

(iii)	Annuitant mortality

Mortality assumptions for UK annuity business are set in light of recent population and internal experience. The assumptions used are based on standard population mortality tables (PCMA08/PCFA08 for males/females in 2017 and PCMA00/PCFA00 in 2016), with an allowance for expected future mortality improvements. The standard population tables are adjusted to reflect the features of the Company's portfolio. For 2017 these portfolio-specific adjustments have been revised so that adjustments are now applied on a per policy basis, rather than across larger groupings, and therefore disclosure of broad percentage adjustments to the standard tables would no longer appropriately reflect the methodology applied. Where annuities have been sold on an enhanced basis to impaired lives, an adjustment is made for the additional expected mortality.

New mortality projection models are released regularly by the Continuous Mortality Investigation (CMI). The CMI 2015 model was used to produce the 2017 results and the CMI 2014 model was used to produce the 2016 results, calibrated to reflect the Company's view of future mortality improvements. The tables and range of percentages used are summarised in the table below:

CMI Model, with calibration to reflect future mortality improvements

2017	CMI 2015	For males: with a long-term improvement rate of 2.25% pa
For females: with a long-term improvement rate of 2.00% pa

2016	CMI 2014	For males: with a long-term improvement rate of 2.25% pa*
For females: with a long-term improvement rate of 1.50% pa*

2015	CMI 2014	For males: with a long-term improvement rate of 2.25% pa*
For females: with a long-term improvement rate of 1.50% pa*

*	In 2016 and 2015, for both males and females, the initial rates of mortality improvement in the CMI model 2014 were uplifted by 0.25 per cent per annum.

For annuities in deferment, the tables used were AM92—four years (males) and AF92—four years (females) for 2017,2016 and 2015.

C4.2  Products and determining contract liabilities

C4.2(a)  Asia

Contract type	Description	Material features	Determination of liabilities

With-profits and participating contracts	Provides savings and/or protection where the basic sum assured can be enhanced by a profit share (or bonus) from the underlying fund as determined at the discretion of the Company.

Participating products often offer a guaranteed maturity or surrender value. Declared regular bonus are guaranteed once vested. Future bonus rates and cash dividends are not guaranteed. Market value adjustments and surrender penalties are used for certain products where the law permits such adjustments. Guarantees are predominantly supported by segregated life funds and their estates.

With-profits contracts are predominantly sold in Hong Kong, Malaysia and Singapore. The total value of the with-profits funds is driven by the underlying asset valuation with movements reflected principally in the accounting value of policyholder liabilities and unallocated surplus.

In Taiwan and India, US GAAP is applied for measuring insurance assets and liabilities. The other Asia operations principally adopt a gross premium valuation method.

Term, whole life and endowment assurance	Non-participating savings and/or protection where the benefits are guaranteed, or determined by a set of defined market-related parameters.

These products often offer a guaranteed maturity and surrender value. It is common in Asia for regulations or market-driven demand and competition to provide some form of capital value protection and minimum crediting interest rate guarantees. This is reflected within the guaranteed maturity and surrender values. Guarantees are borne by shareholders.

The approach to determining the contract liabilities is generally driven by the local solvency basis. A gross premium valuation method is used in those countries where a risk-based capital framework is adopted for local solvency. Under the gross premium valuation method, all cash flows are valued explicitly using best estimate assumptions with a suitable margin for prudence. This is achieved either through adding an explicit allowance for assumptions to deviate from best estimate or by applying an overlay constraint so that no negative reserves (ie where future premium inflows are expected to exceed prudent future claims and outflows) are derived at an individual policyholder level or a combination of both.

In Vietnam, the Company uses an estimation basis aligned substantially to that used by the countries applying the gross premium valuation method.

For India and Taiwan, US GAAP is applied for measuring insurance liabilities. For these countries, the future policyholder benefit provisions for non-linked business are determined using the net level premium method, with an allowance for surrenders, maintenance and claims expenses. Rates of interest used in establishing the policyholder benefit provisions vary by operation depending on the circumstances attaching to each block of business.

The other Asia operations principally adopt a net premium valuation method to determine the future policyholder benefit provisions.

Unit-linked	Combines savings with protection, the cash value of the policy depends on the value of the underlying unitised funds.

The attaching liabilities reflect the unit value obligation driven by the value of the investments of the unit fund. Additional technical provisions are held for guaranteed benefits beyond the unit fund value using a gross premium valuation method. These additional provisions are recognised as a component of other business liabilities.

Health and protection

Health and protection features are offered as supplements to the products listed above or sold as stand-alone products. Protection covers mortality or morbidity benefits including health, disability, critical illness and accident coverage.

The determination of the liabilities of health and protection contracts are driven by the local solvency basis. A gross premium valuation method is used in those countries where a risk-based capital framework is adopted for local solvency. Under the gross premium valuation method, all cash flows are valued explicitly using best estimate assumptions with a suitable margin for prudence. This is achieved either through adding an explicit allowance for assumptions to deviate from best estimate or by applying an overlay constraint so that no negative reserves (ie where future premium inflows are expected to exceed prudent future claims and outflows) are derived at an individual policyholder level or a combination of both.

C4.2(b)  US

Contract type	Description	Material features	Determination of liabilities

Fixed interest rate annuities

Fixed interest rate annuities are primarily deferred annuity products that are used for asset accumulation in retirement planning and for providing income in retirement. At 31 December 2017, fixed interest rate annuities accounted for 7 per cent (2016: 8 per cent) of policy and contract liabilities of Jackson.

The policyholder of a fixed interest rate annuity pays Jackson a premium, which is credited to the policyholder's account. Periodically, interest is credited to the policyholder's account and in some cases administrative charges are deducted from the policyholder's account. Jackson makes benefit payments at a future date as specified in the policy based on the value of the policyholder's account at that date.

The policy provides that at Jackson's discretion it may reset the interest rate, subject to a guaranteed minimum.

Approximately 60 per cent (2016: 62 per cent) of the fixed interest rate annuities Jackson wrote in 2017 provide for a (positive or negative) market value adjustment (MVA) on surrender. This formula-based adjustment approximates the change in value that assets supporting the product would realise as interest rates move.

Guaranteed minimum interest rate. At 31 December 2017, Jackson had fixed interest rate annuities totalling £12.6 billion (2016: £14.2 billion) in account value with minimum guaranteed rates ranging from 1.0 per cent to 5.5 per cent and a 2.93 per cent average guaranteed rate (2016: 1.0 per cent to 5.5 per cent and a 2.96 per cent average guaranteed rate).

As explained in note A3.1 all of Jackson's insurance liabilities are based on US GAAP. An overview of the deferral and amortisation of acquisition costs for Jackson is provided in note C5(b).

With minor exceptions the following is applied to most of Jackson's contracts. Contracts are accounted for as investment contracts as defined for US GAAP purposes by applying a retrospective deposit method to determine the liability for policyholder benefits.

This is then augmented by:

•

Any amounts that have been assessed to compensate the insurer for services to be performed over future periods (ie deferred income);

•

Any amounts previously assessed against policyholders that are refundable on termination of the contract; and

•

Any probable future loss on the contract (ie premium deficiency).

Capitalised acquisition costs and deferred income for these contracts are amortised over the life of the book of contracts.

The present value of the estimated gross profits is computed using the rate of interest that accrues to policyholder balances (sometimes referred to as the contract rate).

Estimated gross profits include estimates of the following, each of which will be determined based on the best estimate of amounts over the life of the book of contracts without provision for adverse deviation:

•

Amounts expected to be assessed for mortality less benefit claims in excess of related policyholder balances;

•

Amounts expected to be assessed for contract administration less costs incurred for contract administration;

•

Amounts expected to be earned from the investment of policyholder balances less interest credited to policyholder balances;

•

Amounts expected to be assessed against policyholder balances upon termination of contracts (sometimes referred to as surrender charges); and

•

Other expected assessments and credits.

The interest guarantees are not explicitly valued but are reflected as they are earned in the current account liability value.

Fixed index annuities

Fixed index annuities vary in structure but are generally deferred annuities that enable policyholders to obtain a portion of an equity-linked return (based on participation rates and caps), and provide a guaranteed minimum return. Fixed index annuities accounted for 5 per cent (2016: 6 per cent) of Jackson's policy and contract liabilities at 31 December 2017.

Jackson hedges the equity return risk on fixed index products using offsetting equity exposure in the variable annuity product. The cost of hedging is taken into account in setting the index participation rates or caps.

Guaranteed minimum rates are generally set at 1.0 to 3.0 per cent. At 31 December 2017, Jackson had fixed index annuities allocated to indexed funds totalling £6.3 billion (2016: £7.3 billion) in account value with minimum guaranteed rates on index accounts ranging from 1.0 per cent to 3.0 per cent and a 1.77 per cent average guaranteed rate (2016: 1.0 per cent to 3.0 per cent and a 1.77 per cent average guarantee rate).

Jackson offers an optional lifetime income rider, which can be elected for an additional fee.

Jackson also offers fixed interest accounts on some fixed index annuity products. At 31 December 2017, fixed interest accounts of fixed index annuities totalled £2.5 billion (2016: £2.6 billion) in account value.

The liability for policyholder benefits that represent the guaranteed minimum return is determined similarly to the liabilities of the fixed interest annuity above. The equity-linked return option within the contract is treated as an embedded liability under US GAAP and therefore this element of the liability is recognised at fair value.

Minimum guaranteed rates on fixed interest accounts range from 1.0 per cent to 3.0 per cent and a 2.58 per cent average guaranteed rate (2016: 1.0 per cent to 3.0 per cent and a 2.55 per cent average guaranteed rate).

Variable annuities

Variable annuities are deferred annuities that have the same tax advantages and payout options as fixed interest rate and fixed index annuities. They are also used for asset accumulation in retirement planning and to provide income in retirement. At 31 December 2017, variable annuities accounted for 77 per cent (2016: 74 per cent) of Jackson's policy and contract liabilities.

The rate of return depends upon the performance of the selected fund portfolio. Policyholders may allocate their investment to either the fixed account or a selection of variable accounts. Subject to benefit guarantees, investment risk on the variable account is borne by the policyholder, while investment risk on the fixed account is borne by Jackson through guaranteed minimum fixed rates of return. At 31 December 2017, 5 per cent (2016: 6 per cent) of variable annuity funds were in fixed accounts.

Jackson had variable annuity funds in fixed accounts totalling £5.9 billion (2016: £7.3 billion) with minimum guaranteed rates ranging from 1.0 per cent to 3.0 per cent and a 1.68 per cent average guaranteed rate (2016: 1.0 per cent to 3.0 per cent and a 1.64 per cent average guaranteed rate).

Jackson offers a choice of guaranteed benefit options within its variable annuity product portfolio, which can be elected for additional fees. These guaranteed benefits might be expressed as the return of either: (a) total deposits made to the contract adjusted for any partial withdrawals, (b) total deposits made to the contract adjusted for any partial withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date adjusted for any withdrawals following that contract anniversary.

Jackson hedges these risks using derivative instruments as described in note C7.3.

The general principles for fixed annuity and fixed index annuity also apply to variable annuities.

The impact of any fixed account interest guarantees is reflected as they are earned in the current account value.

Jackson regularly evaluates estimates used and adjusts the benefit guarantee liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

The benefit guarantee types are set out below:

Benefits that are payable in the event of death (guaranteed minimum death benefit).

The liability for Guaranteed Minimum Death Benefit (GMDB) is determined each period end by estimating the expected value of benefits in excess of the projected account balance and recognising the excess ratably over the life of the contract based on total expected assessments. At 31 December 2017, these liabilities were valued using a series of stochastic investment performance scenarios, a mean investment return of 7.4 per cent (2016: 7.4 per cent) net of external fund management fees, and assumptions for policyholder behaviour, mortality and expense that are similar to those used in amortising the capitalised acquisition costs.

Benefits that are payable upon the depletion of funds (guaranteed minimum withdrawal benefit).

The liability for the Guaranteed Minimum Withdrawal Benefit (GMWB) 'for life' portion is determined similarly to GMDB above.

Guaranteed Minimum Withdrawal Benefit 'not for life' features are treated as embedded derivatives under US GAAP. Therefore, provisions for these benefits are recognised at fair value.

Non-performance risk is incorporated into the fair value calculation through the use of discount interest rates sourced from an AA corporate credit curve as a proxy for Jackson's own credit risk. Other risk margins, particularly for policyholder behaviour and long-term volatility, are also incorporated into the model through the use of explicitly conservative assumptions. On a periodic basis, Jackson validates the resulting fair values based on comparisons to other models and market movements.

Benefits that are payable at annuitisation (guaranteed minimum income benefit).

This feature is no longer offered and existing coverage is substantially reinsured, subject to deductibles and annual claim limits.

The direct Guaranteed Minimum Income Benefit (GMIB) liability is determined by estimating the expected value of the annuitisation benefits in excess of the projected account balance at the date of annuitisation and recognising the excess ratably over the life of the contract based on total expected assessments.

Guaranteed Minimum Income Benefits are reinsured, subject to a deductible and annual claim limits. As this reinsurance benefit is net settled, it is considered to be a derivative under IAS 39, and is therefore recognised at fair value with the change in fair value included as a component of short-term fluctuations.

Volatility and non-performance risk is considered as per GMWB above.

Benefits that are payable at the end of a specified period (guaranteed minimum accumulation benefit). This feature is no longer offered.

Guaranteed Minimum Accumulation Benefit (GMAB) are treated as embedded derivatives under US GAAP. Therefore, provisions for these benefits are recognised at fair value. Volatility and non-performance risk is considered as per GMWB above.

Life insurance

Life products include term life, traditional life and interest-sensitive life (universal life and variable universal life). Life insurance products accounted for 9 per cent (2016: 10 per cent) of Jackson's policy and contract liabilities at 31 December 2017. Jackson discontinued new sales of life insurance products in 2012.

Term life provides protection for a defined period and a benefit that is payable to a designated beneficiary upon death of the insured.

Traditional life provides protection for either a defined period or until a stated age and includes a predetermined cash value.

Universal life provides permanent individual life insurance for the life of the insured and includes a savings element.

Variable universal life is a type of life insurance policy that combines death benefit protection with the ability for the policyholder account to be invested in separate account funds. For certain fixed universal life plans, additional provisions are held to reflect the existence of guarantees offered in the past that are no longer supported by earnings on the existing asset portfolio, or for situations where future mortality charges are not expected to be sufficient to provide for future mortality costs.

Excluding the business that is subject to the retrocession treaties at 31 December 2017, Jackson had interest-sensitive life business in force with total account value of £6.3 billion (2016: £7.1 billion), with minimum guaranteed interest rates ranging from 2.5 per cent to 6.0 per cent with a 4.67 per cent average guaranteed rate (2016: 2.5 per cent to 6.0 per cent with a 4.66 per cent average guaranteed rate).

For term and traditional life insurance contracts, provisions for future policy benefits are determined under US GAAP using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapses and expenses plus provisions for adverse deviation for directly sold business and assumptions at purchase for acquired business.

For universal life and variable universal life a retrospective deposit method is used to determine the liability for policyholder benefits. This is then augmented by additional liabilities to account for no-lapse guarantees, profits followed by losses, contract features such as persistency bonuses, and cost of interest rate guarantees.

Institutional products

Institutional products are: guaranteed investment contracts (GICs), funding agreements (including agreements issued in conjunction with Jackson's participation in the US Federal Home Loan Bank programme) and Medium Term Note funding agreements. At 31 December 2017 institutional products accounted for 1 per cent of contract liabilities (2016: 1 per cent).

GICs feature a lump sum policyholder deposit on which interest is paid at a rate fixed at inception. Market value adjustments are made to the value of any early withdrawals.

Funding agreements feature either lump sum or periodic policyholder deposits. Interest is paid at a fixed or index linked rate. Funding agreements have a duration of between one and 30 years. In 2017 and 2016 there were no funding agreements terminable by the policyholder with less than 90 days notice.

Institutional products are classified as investment contracts, and are accounted for as financial liabilities. The currency risk on contracts that represent currency obligations other than US dollars are hedged using cross-currency swaps.

C4.2(c)  UK and Europe

Contract type	Description	Material features	Determination of liabilities

With-profits contracts in WPSF

With-profits contracts provide returns to policyholders through bonuses that are 'smoothed'. There are two types of bonuses: 'regular' and 'final'.

Regular bonus rates are determined for each type of policy primarily by targeting the bonus level at a prudent proportion of the long-term expected future investment return on underlying assets, reduced as appropriate for each type of policy to allow for items such as expenses, charges, tax and shareholders' transfers.

In normal investment conditions, PAC expects changes in regular bonus rates to be gradual over time. However, PAC retains the discretion whether or not to declare a regular bonus each year, and there is no limit on the amount by which regular bonus rates can change.

A final bonus which is normally declared annually, may be added when a claim is paid or when units of a unitised product are realised.

The rates of final bonus usually vary by type of policy and by reference to the period, usually a year, in which the policy commences or each premium is paid. These rates are determined by reference to the asset shares for the sample policies but subject to the smoothing approach as explained below.

Regular bonuses are typically declared once a year, and once credited, are guaranteed in accordance with the terms of the particular product. Final bonuses rates are guaranteed only until the next bonus declaration.

The policyholder liabilities reported for the WPSF are primarily for two broad types of business. These are accumulating and conventional with-profits contracts. The policyholder liabilities of the WPSF are accounted for in accordance with the requirements of FRS 27.

For with-profits business a market consistent valuation is performed. Additional assumptions required are for persistency and the management actions under which the fund is managed. Assumptions used for a market-consistent valuation typically do not contain margins, whereas those used for the valuation of other classes of business do.

The provisions have been determined on a basis consistent with the detailed methodology included in regulations contained in the PRA's previously issued rules for the determination of reserves on the PRA's 'realistic' Peak 2 basis. Though no longer in force for regulatory purposes, these rules continue to be applied to determine with-profits contract liabilities in accordance with IFRS 4. In aggregate, the regime has the effect of placing a value on the liabilities of UK with-profits contracts, which reflects the amounts expected to be paid based on the current value of investments held by the with-profits funds and current circumstances. These contracts are a combination of insurance and investment contracts with discretionary participation features, as defined by IFRS 4.

The PRA's Peak 2 calculation under the realistic regime requirement is explained further in note A3.1 under the UK regulated with-profits section.

Persistency assumptions are set based on the results of the most recent experience analysis looking at the experience over recent years of the relevant business.

Maintenance and, for some classes of business, termination expense assumptions are expressed as per policy amounts. They are set based on the expenses incurred during the year, including an allowance for ongoing investment expenditure and allocated between entities and product groups in accordance with the operation's internal cost allocation model. Expense inflation assumptions are set consistent with the economic basis and based on the inflation swap spot curve.

The contract liabilities for with-profits business also require assumptions for mortality. These are set based on the results of recent experience analysis.

PruFund contracts

A range of with-profits contracts offering policyholders a choice of investment profiles.

Unlike traditional with-profits contracts no regular or final bonuses are declared. Policyholder return is determined by an Expected Growth Rate (EGR) which is declared quarterly. A different EGR is applied for each of the different PruFund funds within the range, each relating to the individual asset mix of that fund. The relevant EGR is applied to increase the unit value of policyholder funds, calculated daily.

In normal investment conditions the EGR is expected to reflect PAC's view of how the funds will perform over the longer term. An adjustment is made to the smoothed unit value if it moves outside of a specified range relative to the value of the underlying assets.

As with-profits contracts, the liability for PruFund contracts are calculated in accordance with the methodology applied to other WPSF contracts, as described above.

SAIF with-profits

SAIF is a ring-fenced with-profits sub-fund of PAC. No new business is written in SAIF, although regular premiums are still being paid on in-force policies. The fund is solely for the benefit of policyholders of SAIF. Shareholders have no interest in the profits of this fund although they are entitled to asset management fees on this business. The process for determining policyholder bonuses of SAIF with-profits policies, is similar to that for the with-profits policies of the WPSF. However, in addition, the surplus assets in SAIF are allocated to policies in an orderly and equitable distribution over time as enhancements to policyholder benefits.

Provision is made for the risks attaching to some SAIF unitised with-profits policies that have (Market Value Reduction) MVR-free dates and for those SAIF products which have a guaranteed minimum benefit on death or maturity of premiums accumulated at 4 per cent per annum.

The Group's main exposure to guaranteed annuities in the UK is through SAIF and a provision of £503 million was held in SAIF at 31 December 2017 (2016: £571 million) to honour the guarantees. As SAIF is a separate sub-fund solely for the benefit of policyholders of SAIF, this provision has no impact on the financial position of the Group's shareholders' equity.

The process of determining policyholder liabilities of SAIF is similar to that for the with-profits policies of the WPSF.

Contract type		Description	Material features	Determination of liabilities

Annuities—level, fixed increase and inflation-linked annuities	Level	Provide a fixed annuity payment over the policyholder's life.		Annuity liabilities are calculated as the expected future value of future annuity payments and expenses discounted by a valuation interest rate.
	Fixed increase	Provide for a regular annuity payment which incorporates automatic increases in annuity payments by fixed amounts over the policyholder's life.

Key assumptions include:

Mortality

The mortality assumptions are set in light of recent population and internal experience. The assumptions used are adjusted percentages of standard actuarial mortality tables with an allowance for future mortality improvements, the effect of anti-selection and characteristics specific to each individual policyholder. Where annuities have been sold on an enhanced basis to impaired lives an additional age adjustment is made.

	Inflation-linked	Provide for a regular annuity payment to which an additional amount is added periodically based on the increase in the UK RPI.

With-profits

Written in the with-profits fund, these combine the income features of annuity products with the investment smoothing features of with-profits products and enable policyholders to obtain exposure to investment return on the with-profits fund equity shares, property and other investment categories over time.

As per with-profits products.

New mortality projection models are released annually by the Continuous Mortality Investigation (CMI). The CMI 2015 model was used to produce the 2017 results calibrated to reflect an appropriate view of future mortality improvements.

For annuities in payment, the mortality tables used are set out in C4.1(d)(iii).

Expense

Maintenance expense assumptions are expressed as per policy amounts. They are set based on the expenses incurred during the year, including an allowance for ongoing investment expenditure and allocated between entities and product groups in accordance with the operation's internal cost allocation model. A margin for adverse deviation is added to this amount. Expense inflation assumptions are set consistent with the economic basis and based on the inflation swap spot curve.

Valuation interest rates

Valuation interest rates used to discount the liabilities are based on the yields as at the valuation date on the assets backing the technical provisions. For fixed interest securities the internal rate of return of the assets backing the liabilities is used. Properties are valued using the lower of the rental yield and the redemption yield, and for equities it is the greater of the dividend yield and the average of the dividend yield and the earnings yield. An adjustment is made to the yield on non-risk-free fixed interest securities and property to reflect credit risk.

Credit risk

For IFRS reporting, the results for UK shareholder-backed annuity business are particularly sensitive to the allowances made for credit risk on fixed interest securities. Further details on credit risk allowance are provided in note B3(c).

Unit-linked		UK and Europe insurance operations also have a book of unit-linked policies.	There are no guaranteed maturity values or guaranteed annuity options on unit-linked policies except for minor amounts for certain policies linked to cash units within SAIF.

For unit-linked contracts the attaching liability reflects the unit value obligation and, in the case of policies classified as insurance contracts, provision for expenses and mortality risk. The latter component is determined by applying mortality assumptions on a basis that is appropriate for the policyholder profile.

For those contracts where the level of insurance risk is insignificant, the assets and liabilities arising under the contracts are distinguished between those that relate to the financial instrument liability and acquisition costs and deferred income that relate to the component of the contract that relates to investment management. Acquisition costs and deferred income are recognised consistent with the level of service provision in line with the requirements of IAS 18.

To calculate the non-unit reserves for linked business, assumptions have been set for the gross unit growth rate and the rate of inflation of maintenance expenses, as well as for the valuation interest rate.

Operation of the UK with-profits sub-funds

The WPSF mainly contains with-profits business but it also contains some non-profit business (unit-linked, term assurances and annuities). The WPSF's profits, apportioned 90 per cent to its policyholders and 10 per cent to shareholders as surplus for distribution, are determined via the annual actuarial valuation.

Application of significant judgement

Determining bonuses using the table described in the material features table above requires the PAC Board to apply significant judgement in many respects, including in particular the following:

–	Determining what constitutes fair treatment of customers;
–	Smoothing of investment returns; and
–	Determining at what level to set bonuses to ensure that they are competitive.

Key assumptions

The overall rate of return on investments and the expectation of future investment returns are the most important influences in bonus rates, subject to the smoothing described below. Prudential determines the assumptions to apply in respect of these factors, including the effects of reasonably likely changes in key assumptions, in the context of the overarching discretionary and smoothing framework that applies to its with-profits business. As such, it is not possible to specifically quantify the effects of each of these assumptions, or of reasonably likely changes in these assumptions.

Prudential's approach, in applying significant judgement and discretion in relation to determining bonus rates, is consistent conceptually with the approach adopted by other firms that manage a with-profits business and is also consistent with the requirements of the Principles and Practices of Financial Management (PPFM) that are applied in the management of their with-profits funds.

In accordance with industry-wide regulatory requirements, the PAC Board has appointed:

–	A Chief Actuary who provides the PAC Board with all actuarial advice;
–

A With-Profits Actuary whose specific duty is to advise the PAC Board on the reasonableness and proportionality of the manner in which its discretion has been exercised in applying the Principles and Practices of Financial Management and the manner in which any conflicting interests have been addressed; and

–	A With-Profits Committee of independent individuals, which assesses the degree of compliance with the PPFM and the manner in which conflicting rights have been addressed.

Determination of bonus rates

In determining bonus rates for the UK with-profits policies, smoothing is applied to the allocation of the overall earnings of the UK with-profits fund of which the investment return is a significant element.

The degree of smoothing is illustrated numerically by comparing in the following table the relatively 'smoothed' level of policyholder bonuses declared as part of the surplus for distribution, with the more volatile movement in investment return and other items of income and expenditure of the UK component of the PAC with-profits fund for each year presented.

	2017	2016	2015

	£m	£m	£m
Net income of the fund:
Investment return	9,985	13,185	3,130

Claims incurred	(8,449)	(7,410)	(6,745)
Movement in policyholder liabilities	(10,011)	(11,824)	(1,307)
Add back policyholder bonuses for the year (as shown below)	2,071	1,934	1,943

Claims incurred and movement in policyholder liabilities
(including charge for provision for asset shares and excluding policyholder bonuses)	(16,389)	(17,300)	(6,109)
Earned premiums, net of reinsurance	12,508	9,261	6,507
Other income	35	177	210
Acquisition costs and other expenditure	(1,732)	(1,288)	(1,318)
Share of profits from investment joint ventures	106	22	53
Tax charge	(440)	(739)	(148)

Net income of the fund before movement in unallocated surplus	4,073	3,318	2,325
Movement in unallocated surplus	(1,769)	(1,169)	(168)

Surplus for distribution	2,304	2,149	2,157

Surplus for distribution allocated as follows:
— 90% policyholders' bonus (as shown above)	2,071	1,934	1,943
— 10% shareholders' transfers	233	215	214

	2,304	2,149	2,157